EXHIBIT 99.4

                                  $389,382,000
                                  (Approximate)
                                 GSAMP 2004-NC1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates


Overview of the Offered Certificates (1)
----------------------------------------

--------------------------------------------------------------------------------------------------------------
                      Approximate   Expected       Initial       Estimated     Principal
                       Principal    Credit       Pass-Through    Avg. Life     Payment        S&P/ Moody's/
   Certificates       Balance(4)     Support       Rate (5)      (yrs) (2)    Window (3)    Expected Ratings
-------------------- -------------- ---------- ----------------- ---------- --------------- ------------------
A-1                   $202,335,000    21.000%    LIBOR + [ ]%      1.00     05/04 - 06/06        AAA/Aaa
A-2                    $71,264,000    21.000%    LIBOR + [ ]%      3.00     06/06 - 01/09        AAA/Aaa
A-3                    $51,916,000    21.000%    LIBOR + [ ]%      6.35     01/09 - 05/11        AAA/Aaa
M-1                    $27,813,000    14.250%    LIBOR + [ ]%      4.90     09/07 - 05/11        AA/Aa2
M-2                    $23,693,000     8.500%    LIBOR + [ ]%      4.80     07/07 - 05/11         A/A2
M-3                     $7,210,000     6.750%    LIBOR + [ ]%      4.77     06/07 - 05/11         A-/A3
B-1                     $5,151,000     5.500%    LIBOR + [ ]%      4.75     06/07 - 05/11       BBB+/Baa1
Total                 $389,382,000
--------------------------------------------------------------------------------------------------------------


Not Offered Certificates

--------------------------------------------------------------------------------------------------------------
B-2                       N/A          N/A           N/A            N/A          N/A              N/A
B-3                       N/A          N/A           N/A            N/A          N/A              N/A
--------------------------------------------------------------------------------------------------------------


(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 5 CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The Stated Final Maturity Date for the Certificates is the Distribution Date in March 2034.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.


Selected Mortgage Pool Data (6)
-------------------------------

----------------------------------------------------------------------------------------------------
                                                Adjustable Rate     Fixed Rate        Aggregate

----------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                        $315,194,819      $98,975,882       414,170,701
Number of Mortgage Loans:                                  1,519              875             2,394
Average Scheduled Principal Balance:                    $207,502         $113,115           173,004
Weighted Average Gross Coupon:                            7.035%           7.188%            7.071%
Weighted Average Net Coupon(7):                           6.525%           6.678%            6.561%
Weighted Average Original FICO Score:                        621              652               629
Weighted Average Original Combined LTV Ratio(8):          82.11%           82.02%            82.09%
Weighted Average Stated Remaining Term (months):             354              317               346
Weighted Average Seasoning (months):                           2                2                 2
Weighted Average Months to Roll(9):                           21              N/A                21
Weighted Average Gross Margin(9):                         5.526%              N/A            5.526%
Weighted Average Initial Rate Cap(9):                     1.585%              N/A            1.585%
Weighted Average Periodic Rate Cap(9):                    1.585%              N/A            1.585%
Weighted Average Gross Maximum Lifetime Rate(9):         14.049%              N/A           14.049%
----------------------------------------------------------------------------------------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the statistical calculation date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.
(8) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.
(9) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

|X| The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired by New Century Mortgage Corporation ("New Century").

|X| Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of [3.05]% and excess spread.

|X|   The Mortgage Loans will be serviced by Litton Loan Servicing, LP
      ("Litton").

|X| None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

|X| None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

|X| The transaction will be modeled on INTEX as "GSA04NC1" and on Bloomberg as "GSAMP 04-NC1".

|X| The Offered Certificates in the table will be registered under a registration statement filed with the Securities and Exchange Commission.




Time Table
----------

Expected Closing Date:             April 29, 2004

Cut-off Date:                      April 1, 2004

Statistical Calculation Date:      March 1, 2004

Expected Pricing Date:             On or before March 26, 2004

First Distribution Date:           May 25, 2004

Key Terms
---------

Offered Certificates:               Class A, Class M, and Class B-1 Certificates

Class A Certificates:               Class A-1, Class A-2 and Class A-3 Certificates

Class M Certificates:               Class M-1, Class M-2 and Class M-3 Certificates

LIBOR Certificates:                 Offered Certificates, Class B-2 and Class B-3 Certificates

Depositor:                          GS Mortgage Securities Corp.

Lead Manager:                       Goldman Sachs & Co.

Co-Manager:                         WaMu Capital Corp.

Servicer:                           Litton Loan Servicing, LP

Trustee:                            Deutsche Bank National Trust Company

Servicing Fee:                      50 bps

Trustee Fee:                        1 bps

Distribution Date:                  25th day of the month or the following Business Day

Record Date:                        For any Distribution Date, the last Business Day of the accrual period

Delay Days:                         0 day delay on all Certificates

Day Count:                          Actual/360 basis

Interest Accrual:                   The prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Pricing Prepayment Assumption:      Adjustable rate mortgage loans: 28% Fixed rate mortgage loans: CPR starting at
                                    10% CPR in month 1 and increasing to 25% CPR in month 12 (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter.

Mortgage Loans:                     The Trust will consist of sub-prime, fixed rate and adjustable rate, first lien and second lien residential mortgage loans.

Excess Spread:                      The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner:


                                    Initial Gross WAC (1):                                                7.071%

                                       Less Fees & Expenses (2):                                          0.510%
                                                                                                          ------
                                    Net WAC (1):                                                          6.561%

                                       Less Initial Certificate Coupon                                  [1.423]%
                                                                                                        --------
                                       (Approx.)(1)(3):
                                    Initial Excess Spread (1):                                          [5.138]%


                                    (1)      This amount will vary on each  distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                    (2)      Includes the Servicing Fee and Trustee Fee.

                                    (3)      Assumes 1-month LIBOR equal to 1.09%, initial marketing spreads and a 30-day month.
                                             This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:                 Yes as to principal and interest, subject to recoverability

Compensating Interest:              The Servicer shall provide Compensating Interest equal to the lesser of (A) the aggregate of the Prepayment Interest
                                    Shortfalls on the Mortgage Loans for the
                                    related Distribution Date resulting from
                                    Principal Prepayments on the Mortgage Loans
                                    during the related Prepayment Period and (B)
                                    50% of its aggregate Servicing Fee received
                                    for the related Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up call.

Rating Agencies:                    Standard & Poor's Ratings Group and Moody's Investors Service, Inc. will rate all the Offered Certificates

Minimum Denomination:               $25,000 with regard to Class A Certificates, and $250,000 with regard to the Class M and B Certificates.

Legal Investment:                   [It is anticipated that no Offered Certificates will be SMMEA eligible.]

ERISA Eligible:                     Underwriter's exemption is expected to apply to all Offered Certificates.  However, prospective purchasers should consult their own counsel.

Tax Treatment:                      All Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:                         The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION
                                    OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the LIBOR Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the optional clean up call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans, (2) [3.05]% overcollateralization (funded upfront) (After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal [6.10]% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in May 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 42.00%.


-------------------------------------- -------------------------------------- -----------------------------------
                Class                    Initial Subordination Percentage         Step-Down Date Percentage
-------------------------------------- -------------------------------------- -----------------------------------
                  A                                   21.00%                                42.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-1                                  14.25%                                28.50%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-2                                   8.50%                                17.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-3                                   6.75%                                13.50%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-1                                   5.50%                                11.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-2                                  [4.30]%                              [8.60]%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-3                                  [3.05]%                              [6.10]%
-------------------------------------- -------------------------------------- -----------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [ ]% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


-------------------------------------- --------------------------------------------------------------------------
         Distribution Dates                               Cumulative Realized Loss Percentage
-------------------------------------- --------------------------------------------------------------------------
        May 2007 - April 2008          3.500% for the first month, plus an additional 1/12th of 1.750% for each month thereafter (e.g., approximately 3.646% in June 2007)
-------------------------------------- --------------------------------------------------------------------------
        May 2008 - April 2009          5.250% for the first month, plus an additional 1/12th of 1.500% for each month thereafter (e.g., approximately 5.375% in June 2008)
-------------------------------------- --------------------------------------------------------------------------
        May 2009 - April 2010          6.750% for the first month, plus an additional 1/12th of 0.500% for each month thereafter (e.g., approximately 6.792% in June 2009)
-------------------------------------- --------------------------------------------------------------------------
        May 2010 and thereafter                                          7.250%
-------------------------------------- --------------------------------------------------------------------------

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Interest Distributions on the Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) Concurrently, (1) to the Class A-1 Certificates, its Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, (2) to the Class A-2 Certificates, its Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, and (3) to the Class A-3 Certificates, its Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates;

      (ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, their Accrued Certificate Interest,

      (iv)  to the Class M-3 Certificates, their Accrued Certificate Interest,

      (v)   to the Class B-1 Certificates, their Accrued Certificate Interest,

      (vi) to the Class B-2 Certificates, their Accrued Certificate Interest, and

      (vii) to the Class B-3 Certificates, their Accrued Certificate Interest.

Principal Distributions on the Certificates. On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero,

(b) to the Class M Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero, and

(c) to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(c) to the Class A-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(d) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(e) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(f) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(g) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(h) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(i) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vi) to the Class B-3 Certificates, their unpaid interest shortfall amount,

      (vii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates, pro rata relative to the respective Basis Risk Carry Forward Amounts on the Class A Certificates,

     (viii) sequentially, to Classes M-1, M-2, M-3, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes

Once realized losses are allocated sequentially to the Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

Interest Remittance Amount. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of LIBOR Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the servicer on or prior to the related determination date or advanced by the servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and
(ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 58.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 71.50% (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately [91.40]% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-2 Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately [93.90]% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type
-------------------------------------------------

Product             No Penalty      0-12 Months    13-24 Months   25-36 Months        Total
--------------  ---------------  --------------  --------------  --------------  --------------
2/28 LIBOR ARM      $59,205,035      $9,772,222    $220,051,873        $179,604    $289,208,734
IO                   17,986,811               0               0               0      17,986,811
3/27 LIBOR ARM        2,966,373         187,675               0       4,845,226       7,999,274
Fixed Rate           12,031,976      18,316,201       8,077,434      60,550,271      98,975,882
--------------  ---------------  --------------  --------------  --------------  --------------
TOTAL               $92,190,195     $28,276,098    $228,129,307     $65,575,100    $414,170,701
==============  ===============  ==============  ==============  ==============  ==============


Product             No Penalty      0-12 Months    13-24 Months   25-36 Months
--------------  ---------------  --------------  --------------  --------------
2/28 LIBOR ARM           20.47%           3.38%          76.09%           0.06%
IO                      100.00            0.00            0.00            0.00
3/27 LIBOR ARM           37.08            2.35            0.00           60.57
Fixed Rate               12.16           18.51            8.16           61.18
--------------  ---------------  --------------  --------------  --------------
TOTAL                    22.26%           6.83%          55.08%          15.83%
==============  ===============  ==============  ==============  ==============









This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

            The assumptions for the breakeven CDR table below are as follows:

      |X| The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

      |X|   1-month and 6-month Forward LIBOR curves (as of close on March 22,
            2004) are used

      |X|   40% loss severity

      |X|   There is a 6 month lag in recoveries

      |X| Priced to call with collateral losses calculated through the life of the applicable bond

      |X|   Certificates are priced at par


------------------------------------------------------------------------------------------------------------------------
                                           First Dollar of Loss           LIBOR Flat                  0% Return
------------------------------------------------------------------------------------------------------------------------
    Class M-1     CDR (%)                                   30.51                      30.99                      32.39
                  Yield (%)                                3.1589                     2.5824                     0.0089
                  WAL                                        3.66                       3.57                       3.47
                  Modified Duration                          3.49                       3.42                       3.38
                  Principal Window                  Dec07 - Dec07              Nov07 - Nov07              Oct07 - Oct07
                  Principal Writedown           18,022.23 (0.06%)         590,435.52 (2.12%)      3,035,588.98 (10.91%)
                  Total Collat Loss        78,614,469.80 (19.08%)     78,944,865.75 (19.16%)     80,940,119.36 (19.64%)
------------------------------------------------------------------------------------------------------------------------
    Class M-2     CDR (%)                                   19.29                      19.84                      20.99
                  Yield (%)                                4.0214                     2.8774                     0.0033
                  WAL                                        4.49                       4.40                       4.24
                  Modified Duration                          4.15                       4.10                       4.07
                  Principal Window                  Oct08 - Oct08              Sep08 - Sep08              Aug08 - Aug08
                  Principal Writedown              682.36 (0.00%)       1,249,794.44 (5.27%)      4,032,627.81 (17.02%)
                  Total Collat Loss        59,081,075.43 (14.34%)     60,054,312.90 (14.57%)     62,394,074.03 (15.14%)
------------------------------------------------------------------------------------------------------------------------
    Class M-3     CDR (%)                                   16.50                      16.67                      17.06
                  Yield (%)                                4.2884                     2.9648                     0.0835
                  WAL                                        4.74                       4.73                       4.61
                  Modified Duration                          4.33                       4.35                       4.32
                  Principal Window                  Jan09 - Jan09              Jan09 - Jan09              Dec08 - Dec08
                  Principal Writedown           24,693.97 (0.34%)         514,503.00 (7.14%)      1,436,158.45 (19.92%)
                  Total Collat Loss        53,023,181.63 (12.87%)     53,464,632.18 (12.98%)     54,172,353.28 (13.15%)
------------------------------------------------------------------------------------------------------------------------
    Class B-1     CDR (%)                                   14.64                      14.80                      15.04
                  Yield (%)                                4.7343                     2.9826                     0.0091
                  WAL                                        4.91                       4.90                       4.84
                  Modified Duration                          4.41                       4.43                       4.47
                  Principal Window                  Mar09 - Mar09              Mar09 - Mar09              Mar09 - Mar09
                  Principal Writedown           19,732.33 (0.38%)         499,137.40 (9.69%)      1,216,499.93 (23.62%)
                  Total Collat Loss        48,605,198.49 (11.80%)     49,042,419.84 (11.90%)     49,694,871.63 (12.06%)
------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


       Distribution               Distribution                   Distribution
          Date       WAC Cap (%)      Date       WAC Cap (%)        Date       WAC Cap (%)
       ------------  -----------  ------------  -----------      ------------  -----------
          May-04       7.5706         May-08        10.8432         May-12        11.4923

          Jun-04       6.4756         Jun-08        11.9621         Jun-12        11.1195

          Jul-04       6.6009         Jul-08        11.5606         Jul-12        11.4881

          Aug-04       6.8756         Aug-08        11.2111         Aug-12        10.4418

          Sep-04       6.2501         Sep-08        11.2085         Sep-12        11.8799

          Oct-04       7.3656         Oct-08        10.8557         Oct-12        11.4819

          Nov-04       6.4445         Nov-08        11.9759         Nov-12        10.7624

          Dec-04       6.6520         Dec-08        11.2007         Dec-12        11.4779

          Jan-05       7.1105         Jan-09        11.1981         Jan-13        11.4759

          Feb-05       6.6515         Feb-09        11.5865         Feb-13        11.1039

          Mar-05       7.3640         Mar-09        12.4113         Mar-13        12.2915

          Apr-05       6.6513         Apr-09        10.5284         Apr-13        11.1001

          May-05       6.8730         May-09        11.9778         May-13        10.4257

          Jun-05       6.2482         Jun-09        11.5759         Jun-13        12.2854

          Jul-05       7.3639         Jul-09        10.8500         Jul-13        11.4645

          Aug-05       6.6513         Aug-09        11.9697         Aug-13        10.7463

          Sep-05       6.4434         Sep-09        11.1949         Sep-13        11.4609

          Oct-05       7.1100         Oct-09        11.1924         Oct-13        11.4591

          Nov-05       6.6512         Nov-09        11.5629         Nov-13        11.0878

          Dec-05       6.4434         Dec-09        10.5094         Dec-13        11.0861

          Jan-06       7.1106         Jan-10        12.3834         Jan-14        10.7381

          Feb-06       7.1624         Feb-10        11.1825         Feb-14        11.8471

          Mar-06       8.4406         Mar-10        12.3779         Mar-14        12.2684

          Apr-06       8.1487         Apr-10        10.8284         Apr-14        11.0795

          May-06       7.8763         May-10        11.9459

          Jun-06       7.3833         Jun-10        11.1728

          Jul-06       8.1470         Jul-10        11.1704

          Aug-06       8.5890         Aug-10        11.5403

          Sep-06       8.5876         Sep-10        10.4890

          Oct-06       8.8725         Oct-10        12.3594

          Nov-06       8.0646         Nov-10        10.8122

          Dec-06       9.1755         Dec-10        11.1587

          Jan-07       8.8689         Jan-11        11.9258

          Feb-07       9.2733         Feb-11        11.1541

          Mar-07      10.5959         Mar-11        12.3466

          Apr-07       9.8875         Apr-11        11.1495

          May-07       9.8855         May-11        11.5189

          Jun-07       9.5647         Jun-11        10.4696

          Jul-07       9.8822         Jul-11        12.3367

          Aug-07       9.9094         Aug-11        11.1406

          Sep-07      11.2736         Sep-11        10.7904

          Oct-07      10.8953         Oct-11        11.9043

          Nov-07      10.2120         Nov-11        11.1341

          Dec-07      10.8904         Dec-11        10.7841

          Jan-08      10.8883         Jan-12        11.8974

          Feb-08      11.2010         Feb-12        10.4533

          Mar-08      11.9706         Mar-12        12.3177

          Apr-08      11.1956         Apr-12        11.4944

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data (1)
-------------------------------

                       The Mortgage Loans - All Collateral


Scheduled Principal Balance:                                     $414,170,701
Number of Mortgage Loans:                                               2,394
Average Scheduled Principal Balance:                                 $173,004
Weighted Average Gross Coupon:                                         7.071%
Weighted Average Original FICO Score:                                     629
Weighted Average Original Combined LTV Ratio(2):                       82.09%
Weighted Average Stated Remaining Term (months):                          346
Weighted Average Seasoning (months):                                        2
Weighted Average Months to Roll(3):                                        21
Weighted Average Gross Margin(3):                                      5.526%
Weighted Average Initial Rate Cap(3):                                  1.585%
Weighted Average Periodic Rate Cap(3):                                 1.585%
Weighted Average Gross Maximum Lifetime Rate(3):                      14.049%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.
(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


                    Distribution by Current Principal Balance



                                                 Pct. Of                                        Weighted
                                                 Pool By    Weighted     Weighted     Avg.     Avg. Orig.
Current Principal    Number Of   Principal    Avg. Gross  Avg. Gross   Avg. Orig. Principal    Combined   Pct. Full   Pct. Owner
   Balance            Loans       Balance       Coupon       Coupon      FICO      Balance       LTV       Loan Doc     Occupied
-------------------  --------  ------------  ----------   ----------   --------- --------      --------   --------     --------
$0 - $50,000              395  $13,934,629        3.36%      9.654%       647     $35,278       94.59%      59.11%      98.19%
$50,001 - $75,000         204   12,497,608        3.02       8.617        623      61,263       85.95       42.13       90.44
$75,001 - $100,000        202   17,881,868        4.32       7.837        616      88,524       81.86       29.74       89.35
$100,001 - $125,000       203   22,899,942        5.53       7.518        603     112,808       79.12       32.03       92.80
$125,001 - $150,000       212   29,156,591        7.04       7.200        611     137,531       80.53       22.13       91.86
$150,001 - $200,000       342   59,561,679       14.38       7.247        611     174,157       79.98       15.77       91.94
$200,001 - $250,000       252   56,708,878       13.69       7.100        617     225,035       80.95       14.20       94.95
$250,001 - $300,000       202   55,680,129       13.44       6.737        634     275,644       81.02       17.52       92.65
$300,001 - $350,000       157   50,839,522       12.28       6.599        645     323,819       83.52       16.03       96.11
$350,001 - $400,000       104   38,745,936        9.36       6.789        632     372,557       83.69       12.41       94.15
$400,001 & Above          121   56,263,919       13.58       6.332        658     464,991       82.26       12.67       89.87
-------------------  -------- -------------  ----------   ----------   --------- --------      --------   --------     --------
TOTAL                   2,394 $414,170,701      100.00%      7.071%       629    $173,004       82.09%      19.29%      92.98%
===================  ======== =============  ==========   ==========   ========= ========      ========   ========     ========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                Weighted
                                            Pct. of Pool   Weighted    Weighted    Avg.        Avg. Orig.
                     Number Of  Principal   By Principal  Avg. Gross  Avg. Orig. Principal     Combined   Pct. Full   Pct. Owner
 Current Rate         Loans      Balance      Balance       Coupon      FICO      Balance        LTV      Loan Doc     Occupied
-------------------  --------  ------------  ----------   ----------   --------- ---------     --------   ---------    --------
5.99% & Below             243  $69,506,713       16.78%      5.451%        685    $286,036       79.71%      29.53%      93.47%
6.00- 6.49%               282   65,469,926       15.81       6.239         651     232,163       80.18       20.85       91.78
6.50- 6.99%               460   95,784,112       23.13       6.745         642     208,226       81.20       15.89       92.19
7.00- 7.49%               249   48,256,604       11.65       7.231         614     193,802       83.38       12.21       91.89
7.50- 7.99%               313   55,904,457       13.50       7.759         590     178,608       84.73       12.62       92.84
8.00- 8.49%               171   27,163,218        6.56       8.221         571     158,849       82.85       13.38       92.95
8.50- 8.99%               181   22,934,951        5.54       8.723         553     126,712       80.41       18.94       95.42
9.00- 9.49%                78    7,089,391        1.71       9.213         563      90,890       82.38       20.68       92.77
9.50- 9.99%               207   11,688,664        2.82       9.717         612      56,467       89.90       43.29       98.32
10.00% & Above            210   10,372,665        2.50      10.640         636      49,394       90.77       29.43       99.10
-------------------  -------- -------------  ----------   ----------   --------- ---------     --------   ---------    --------
TOTAL                   2,394 $414,170,701      100.00%      7.071%        629    $173,004       82.09%      19.29%      92.98%
===================  ======== =============  ==========   ==========   ========= =========     ========   =========    ========

                          Distribution by Credit Score


                                                                                               Weighted
                                           Pct. of Pool   Weighted     Weighted     Avg.       Avg. Orig.
                    Number Of  Principal   By Principal  Avg. Gross   Avg. Orig. Principal     Combined    Pct. Full  Pct. Owner
Credit Score          Loans     Balance      Balance       Coupon       FICO      Balance        LTV       Loan Doc    Occupied
-------------------  -------- ------------  ----------   ----------   ---------  ---------     --------    --------    --------
740 & Above                88  $21,211,605        5.12       5.932%        760    $241,041       82.28%       9.76%      83.40%
720-739                    75   13,802,262        3.33       6.590         729     184,030       85.60       24.41       89.90
700-719                   115   23,169,573        5.59       6.272         708     201,475       83.05       15.71       90.80
680-699                   195   35,548,319        8.58       6.674         690     182,299       85.89       13.49       87.81
660-679                   334   58,470,614       14.12       6.739         669     175,062       84.11       15.84       89.08
640-659                   330   49,639,648       11.99       6.944         650     150,423       84.18       19.40       92.66
620-639                   252   43,036,185       10.39       6.811         629     170,779       84.96       27.81       92.90
600-619                   201   32,543,883        7.86       7.061         610     161,910       82.71       25.99       96.18
580-599                   125   16,170,079        3.90       7.159         590     129,361       82.81       50.58       97.87
560-579                   173   31,229,424        7.54       7.414         569     180,517       78.51       17.16       96.89
540-559                   191   34,846,585        8.41       7.747         549     182,443       78.74       19.84       96.13
520-539                   200   35,096,459        8.47       8.103         530     175,482       77.64       15.09       99.74
500-519                   115   19,406,063        4.69       8.558         510     168,748       71.65        4.90       96.82
-------------------  -------- ------------  ----------   ----------   ---------  ---------     --------    --------    --------
TOTAL                   2,394 $414,170,701       100.0%      7.071%        629    $173,004       82.09%      19.29%      92.98%
===================  ======== ============  ===========  ===========  =========  =========     ========    ========    ========


                           Distribution by Lien Status

                                             Pct. Of Pool   Weighted    Weighted      Avg.     Avg. Orig.
                Number Of        Principal   By Principal  Avg. Gross  Avg. Orig.  Principal   Combined   Pct. Full  Pct. Owner
Lein Status       Loans           Balance       Balance      Coupon      FICO        Balance      LTV      Loan Doc   Occupied
--------------  ---------      ------------  ------------  ----------  ----------  ----------  ---------- ----------  ---------
First Liens         1,954      $395,985,372       95.61%     6.940%      627        $202,654      81.29%     17.89%      92.66%
Second  Liens         440        18,185,329        4.39      9.924       665          41,330      99.38      49.77      100.00
--------------  ---------      ------------  ------------  ----------  ----------  ----------  ---------- ----------  ---------
TOTAL               2,394      $414,170,701      100.00%    7.071%       629        $173,004      82.09%     19.29%      92.98%
==============  =========      ============  ============  ==========  ==========  ==========  ========== ==========  =========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Original Combined LTV



                                                                                              Weighted
                 Number                     Pct. Of Pool   Weighted   Weighted      Avg.      Avg. Orig.
   Original     Number Of    Principal      By Principal  Avg. Gross Avg. Orig. Principal     Combined    Pct. Full   Pct. Owner
 Combined LTV     Loans        Balance        Balance       Coupon      FICO      Balance        LTV       Loan Doc    Occupied
--------------- ---------  -------------  --------------- ---------- ---------  ----------    ----------- ----------  ----------
40.00% & Below       25      $2,760,528            0.67%     7.217%       606     $110,421         31.36%     21.69%      94.58%
40.01 - 50.00%       35       5,693,845            1.37      7.016        614      162,681         45.78      17.00       95.95
50.01 - 60.00%       62      10,944,741            2.64      6.998        609      176,528         55.78      11.01       86.52
60.01 - 70.00%      188      38,554,255            9.31      7.072        595      205,076         66.65      14.86       96.62
70.01 - 80.00%      643     124,925,843           30.16      6.769        626      194,286         78.29      14.28       93.31
80.01 - 85.00%      451      88,447,893           21.36      7.113        608      196,115         84.46      22.67       84.11
85.01 - 90.00%      404      89,362,769           21.58      6.793        649      221,195         89.59      19.26       96.07
90.01 - 95.00%      114      25,427,026            6.14      7.218        657      223,044         94.78      29.34      100.00
95.01 - 100.00%     472      28,053,800            6.77      9.062        673       59,436         99.96      31.47      100.00
--------------- ---------  -------------  --------------- ---------- ---------  ----------    ----------- ----------  ----------
TOTAL             2,394    $414,170,700          100.00%     7.071%       629     $173,004         82.09%     19.29%      92.98%
=============== =========  =============  =============== ========== =========  ==========    =========== ==========  ==========


                          Distribution by Documentation

                                                  Pct. Of Pool                                     Weighted
                                                      By        Weighted   Weighted     Avg.       Avg. Orig.
                      Number Of   Principal        Principal   Avg. Gross  Avg. Orig. Principal    Combined   Pct. Full  Pct. Owner
   Documentation        Loans       Balance         Balance     Coupon       FICO     Balance         LTV     Loan Doc   Occupied
--------------------- ---------   -------------  ------------ ----------  ---------- ---------   ----------- ---------- ----------
Stated Documentation     1,677    $329,401,498        79.53%     7.074%      629      $196,423       81.54%      0.00%    91.92%
Full Documentation         678      79,894,595        19.29      7.026       626       117,839       84.01     100.00     97.16
Limited Documentation       39       4,874,607         1.18      7.643       621       124,990       87.70       0.00     96.29
--------------------- ---------   -------------  ------------ ----------  ---------- ---------   ----------- ---------- ----------
TOTAL                    2,394    $414,170,701       100.00%     7.071%      629      $173,004       82.09%     19.29%    92.98%
===================== =========   =============  ============ ==========  ========== =========   =========== ========== ==========


                          Distribution by Loan Purpose

                                            Pct. Of Pool                                  Weighted
                                                 By     Weighted   Weighted     Avg.      Avg. Orig.
                  Number Of    Principal     Principal Avg. Gross  Avg. Orig. Principal   Combined  Pct. Full  Pct. Owner
 Loan Purpose       Loans       Balance       Balance    Coupon      FICO     Balance       LTV     Loan Doc   Occupied
----------------- --------- --------------- ---------- ----------   -------- ---------- ---------- --------- ----------
Cashout Refinance    1,366    $256,525,794     61.94%     7.092%      611     $187,793     79.71%    22.36%    94.54%
Purchase               896     137,295,691     33.15      7.036       660      153,232     86.75     12.74     90.62
Refinance              132      20,349,216      4.91      7.053       634      154,161     80.64     24.75     89.20
----------------- --------- --------------- ---------- ----------   -------- ---------- ---------- --------- ----------
TOTAL                2,394    $414,170,701    100.00%     7.071%      629     $173,004     82.09%    19.29%    92.98%
================= ========= =============== ========== ==========   ======== ========== ========== ========= ==========


                        Distribution by Occupancy Status

                                              Pct. Of Pool                                     Weighted
                                                  By        Weighted    Weighted     Avg.      Avg. Orig.
                     Number Of   Principal     Principal   Avg. Gross  Avg. Orig.  Principal   Combined   Pct. Full  Pct. Owner
 Loan Purpose           Loans     Balance       Balance      Coupon       FICO      Balance       LTV      Loan Doc   Occupied
------------------- ----------- ------------ ----------- ------------ ----------- ---------- ----------- ---------- ------------
Owner Occupied           2,235  $385,087,917     92.98%      7.087%        626    $172,299       82.21%      20.16%     100.00%
Non-Owner Occupied         141    24,749,178      5.98       7.060         664     175,526       80.94        7.36        0.00
Second Home                 18     4,333,606      1.05       5.728         678     240,756       78.16       10.38        0.00
------------------- ----------- ------------ ----------- ------------ ----------- ---------- ----------- ---------- ------------
TOTAL                    2,394  $414,170,701    100.00%      7.071%        629    $173,004       82.09%      19.29%      92.98%
=================== =========== ============ =========== ============ =========== ========== =========== ========== ============

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type


                                        Pct. Of Pool                                       Weighted
                                             By        Weighted     Weighted     Avg.      Avg. Orig.
 Property        Number Of   Principal    Principal   Avg. Gross   Avg. Orig.  Principal   Combined    Pct. Full   Pct. Owner
   Type            Loans     Balance       Balance      Coupon        FICO      Balance       LTV       Loan Doc    Occupied
--------------   --------- ------------ ----------- ------------- ----------- ---------- ------------ ----------- -------------
Single Family       2,056  $347,244,477     83.84%       7.079%         624    $168,893       81.82%       20.11%       94.76%
2-4 Unit              200    48,053,294     11.60        7.010          655     240,266       83.21        13.72        81.79
Condo                 138    18,872,929      4.56        7.087          642     136,760       84.21        18.30        88.63
--------------   --------- ------------ ----------- ------------- ----------- ---------- ------------ ----------- -------------
TOTAL               2,394  $414,170,701    100.00%       7.071%         629    $173,004       82.09%       19.29%       92.98%
==============   ========= ============ =========== ============= =========== ========== ============ =========== ==============


                              Distribution by State

                                                Pct. Of Pool                                      Weighted
                                                     By       Weighted     Weighted     Avg.      Avg. Orig.
                        Number Of   Principal    Principal   Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full  Pct. Owner
   State                  Loans      Balance       Balance     Coupon        FICO      Balance       LTV        Loan Doc   Occupied
----------------------  --------- ------------- ----------- ---------- ------------ ----------- ------------ ------------ ----------
California (Southern)         494  $107,819,081     26.03%      6.861%         631    $218,257       81.09%       16.25%      92.05%
California (Northern)         337  78,699,927       19.00       6.681          650     233,531       82.46        13.21       94.40
New York                      149  38,335,664        9.26       6.775          622     257,286       78.86        20.46       99.08
Florida                       173  22,714,030        5.48       7.386          599     131,295       82.69        22.17       92.39
Massachusetts                  66  15,733,747        3.80       7.210          622     238,390       79.45         6.37       82.51
Washington                    101  14,004,750        3.38       7.220          626     138,661       82.99        26.18       91.79
Illinois                       77  12,656,662        3.06       7.403          627     164,372       81.23        21.64       96.43
Texas                         117  10,748,364        2.60       7.916          607      91,866       79.75        33.36       96.35
Colorado                       75   9,716,962        2.35       7.183          637     129,559       84.88        22.50       84.23
Hawaii                         33   8,351,563        2.02       6.441          661     253,078       79.88        25.80       78.66
Connecticut                    36   8,078,739        1.95       7.158          624     224,409       82.12        20.17      100.00
Others                        736  87,311,214       21.08       7.569          618     118,629       84.88        25.36       93.17
----------------------  --------- ------------- ----------- ---------- ------------ ----------- ------------ ------------ ----------
TOTAL                       2,394  $414,170,701    100.00%      7.071%         629    $173,004       82.09%       19.29%      92.98%
======================  ========= ============= =========== ========== ============ =========== ============ ============ ==========


                                                 Distribution by Zip Code


                                     Pct. Of Pool                                       Weighted
                                          By        Weighted     Weighted     Avg.      Avg. Orig.
             Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full  Pct. Owner
Zip Codes     Loans      Balance       Balance       Coupon        FICO      Balance       LTV        Loan Doc   Occupied
----------- ---------- ------------ ------------- ------------ ----------- ---------- ------------- ----------- ------------
06902           7      $1,891,670        0.46%       7.031%         616    $270,239       79.26%        0.00%      100.00%
95687           7       1,764,604        0.43        7.163          591     252,086       79.16        21.38       100.00
94591           6       1,647,543        0.40        5.876          676     274,591       83.74        26.56       100.00
94531           5       1,585,835        0.38        6.903          661     317,167       88.79        20.78       100.00
11208           5       1,474,572        0.36        6.647          659     294,914       84.89         0.00       100.00
94602           3       1,440,319        0.35        6.301          628     480,106       78.61         0.00       100.00
95758           6       1,428,042        0.34        7.332          593     238,007       83.14        25.51       100.00
94541           5       1,412,882        0.34        6.602          666     282,576       89.76        20.34       100.00
92688           3       1,396,065        0.34        5.946          624     465,355       84.07        33.62        69.37
11717           6       1,395,268        0.34        6.597          633     232,545       87.61        17.31       100.00
Others      2,341     398,733,900       96.27        7.087          628     170,326       82.03        19.41        92.81
----------- -------- -------------- ------------- ------------ ----------- ---------- ------------- ----------- ------------
TOTAL       2,394    $414,170,701      100.00%       7.071%         629    $173,004       82.09%       19.29%       92.98%
=========== ======== ============== ============= ============ =========== ========== ============= =========== ============

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity

                                           Pct. Of Pool                                       Weighted
    Remaining                                   By        Weighted     Weighted     Avg.      Avg. Orig.
    Months To      Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
    Maturity        Loans      Balance       Balance       Coupon        FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------ ------------- ------------ ----------- ---------- ------------- ----------- -------------
0 - 180 Months            94    $9,010,458       2.18%       6.998%         643     $95,856       76.61%       50.96%       96.90%
181 - 240 Months         425    19,643,016       4.74        9.405          661      46,219       95.44        49.56       100.00
241 - 360 Months       1,875   385,517,227      93.08        6.954          627     205,609       81.54        17.01        92.53
----------------  ---------- ------------ ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  2,394  $414,170,701     100.00%       7.071%         629    $173,004       82.09%       19.29%       92.98%
================  ========== ============= ============ ============ =========== ========== ============= ============ ============


                                            Distribution by Amortization Type


                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
    Amortization   Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
        Type        Loans      Balance       Balance       Coupon        FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
2/28 ARM               1,434  $289,208,734     69.83%       7.193%         614    $201,680       82.13%        9.26%       92.23%
1 Month LIBOR IO          49    17,986,811      4.34        4.719          722     367,078       81.13        17.83        85.80
3/27 ARM                  36     7,999,274      1.93        6.530          652     222,202       83.47        13.17        91.71
Fixed                    875    98,975,882     23.90        7.188          652     113,115       82.02        49.35        96.58
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  2,394  $414,170,701    100.00%       7.071%         629    $173,004       82.09%       19.29%       92.98%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


                          Distribution by Periodic Cap

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
  Periodic         Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
    Cap             Loans      Balance       Balance       Coupon        FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  2,394 $414,170,701      100.00%       7.071%         629    $173,004       82.09%       19.29%       92.98%
1.00                       4     $587,881        0.14%       6.833%         629    $146,970       86.73%       31.88%      100.00%
1.50                   1,466  296,620,127       71.62        7.175          615     202,333       82.16         9.32        92.20
3.00                      49   17,986,811        4.34        4.719          722     367,078       81.13        17.83        85.80
N/A                      875   98,975,882       23.90        7.188          652     113,115       82.02        49.35        96.58
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  2,394 $414,170,701      100.00%       7.071%         629    $173,004       82.09%       19.29%       92.98%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


                      Distribution by Months to Rate Reset

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
  Months To        Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
  Rate Reset        Loans      Balance       Balance       Coupon        FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
1-12                      49  $17,986,811        4.34%       4.719%         722    $367,078       81.13%       17.83%       85.80%
13-24                  1,434  289,208,734       69.83        7.193          614     201,680       82.13         9.26        92.23
25-36                     36    7,999,274        1.93        6.530          652     222,202       83.47        13.17        91.71
N/A                      875   98,975,882       23.90        7.188          652     113,115       82.02        49.35        96.58
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  2,394 $414,170,701      100.00%       7.071%         629    $173,004       82.09%       19.29%       92.98%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Life Maximum Rate

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
  Life Maximum     Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
     Rate           Loans      Balance       Balance       Coupon        FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
12.99% & Below           182  $53,592,607       12.94%       5.374%         688    $294,465       81.13%       17.12%       91.54%
13.00-13.49%             190   45,439,483       10.97        6.225          654     239,155       81.99         7.48        93.52
13.50-13.99%             298   65,693,503       15.86        6.752          643     220,448       82.95         5.44        89.74
14.00-14.49%             196   41,106,520        9.93        7.236          607     209,727       83.06         6.53        90.61
14.50-14.99%             272   50,815,194       12.27        7.769          585     186,821       84.64         9.71        92.43
15.00-15.49%             153   25,625,575        6.19        8.221          569     167,487       82.58        11.37        92.53
15.50-15.99%             125   20,227,015        4.88        8.716          541     161,816       78.33        10.54        94.81
16.00% & Above           103   12,694,922        3.07        9.737          536     123,252       74.22        17.62        93.67
N/A                      875   98,975,882       23.90        7.188          652     113,115       82.02        49.35        96.58
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  2,394 $414,170,701      100.00%       7.071%         629    $173,004       82.09%       19.29%       92.98%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


                             Distribution by Margin

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
                   Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
     Margin          Loans      Balance       Balance       Coupon        FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
4.99% & Below             54  $19,228,928        4.64%       4.808%         720    $356,091       81.35%       16.68%       84.09%
5.00- 5.49%              375   79,246,311       19.13        6.848          628     211,324       83.10        10.66        92.85
5.50- 5.99%              829  173,799,515       41.96        7.089          621     209,650       83.39         6.54        91.28
6.00- 6.49%              173   29,389,347        7.10        7.866          571     169,881       77.38        15.55        93.95
6.50- 6.99%               76   12,449,262        3.01        8.655          549     163,806       71.77        24.88        99.71
7.00% & Above             12    1,081,454        0.26       10.362          566      90,121       65.51        34.11       100.00
N/A                      875   98,975,882       23.90        7.188          652     113,115       82.02        49.35        96.58
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  2,394 $414,170,701      100.00%       7.071%         629    $173,004       82.09%       19.29%       92.98%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            The Adjustable Rate Mortgage Loans

          Scheduled Principal Balance:                      $315,194,819
          Number of Mortgage Loans:                                1,519
          Average Scheduled Principal Balance:                  $207,502
          Weighted Average Gross Coupon:                           7.035%
          Weighted Average Original FICO Score:                      621
          Weighted Average Original Combined LTV Ratio(1):         82.11%
          Weighted Average Stated Remaining Term (months):           354
          Weighted Average Seasoning (months):                         2
          Weighted Average Months to Roll(2):                         21
          Weighted Average Gross Margin(2):                        5.526%
          Weighted Average Initial Rate Cap(2):                    1.585%
          Weighted Average Periodic Rate Cap(2):                   1.585%
          Weighted Average Gross Maximum Lifetime Rate(2):        14.049%

(1) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(2) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


                    Distribution by Current Principal Balance

                                             Pct. Of Pool                                       Weighted
                                                  By        Weighted     Weighted     Avg.      Avg. Orig.
Current Principal      Number Of  Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined    Pct. Full   Pct. Owner
     Balance             Loans     Balance     Balance       Coupon        FICO      Balance       LTV       Loan Doc     Occupied
--------------------  ---------- ----------- ------------- ------------ ----------- ---------- ------------- ----------- -----------
$0 - $50,000                 32   $1,398,958        0.44%       8.919%         589     $43,717       74.60%       35.77%      81.92%
$50,001 - $75,000            90    5,711,219        1.81        8.257          580      63,458       80.48        28.89       82.49
$75,001 - $100,000          131   11,648,563        3.70        7.758          598      88,920       78.75        15.53       85.03
$100,001 - $125,000         154   17,412,944        5.52        7.677          591     113,071       78.81        25.36       91.11
$125,001 - $150,000         166   22,880,825        7.26        7.315          602     137,836       80.92        11.49       90.83
$150,001 - $200,000         281   48,883,104       15.51        7.380          601     173,961       80.65         9.79       91.18
$200,001 - $250,000         200   44,885,330       14.24        7.237          609     224,427       81.63         6.89       94.10
$250,001 - $300,000         147   40,597,840       12.88        6.846          627     276,176       81.28         6.90       90.55
$300,001 - $350,000         131   42,376,922       13.44        6.661          645     323,488       84.62         8.48       96.91
$350,001 - $400,000          86   32,120,027       10.19        6.886          624     373,489       84.42         6.92       92.94
$400,001 & Above            101   47,279,087       15.00        6.329          658     468,110       84.01         7.52       90.11
--------------------  ---------- ----------- ------------- ------------ ----------- ---------- ------------- ----------- ----------
TOTAL                     1,519 $315,194,819      100.00%       7.035%         621    $207,502       82.11%        9.85%      91.85%
====================  ========== =========== ============= ============ =========== ========== ============= =========== ==========

                          Distribution by Current Rate

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
                   Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
Currennt Rate        Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
5.99% & Below            179  $53,074,614       16.84%       5.362%         688    $296,506       81.05%       16.94%       91.45%
6.00- 6.49%              191   45,770,070       14.52        6.226          654     239,634       82.05         7.42        93.57
6.50- 6.99%              300   65,880,908       20.90        6.753          643     219,603       82.96         5.71        89.77
7.00- 7.49%              196   41,106,520       13.04        7.236          607     209,727       83.06         6.53        90.61
7.50- 7.99%              271   50,745,306       16.10        7.767          586     187,252       84.66         9.73        92.42
8.00- 8.49%              153   25,625,575        8.13        8.222          569     167,487       82.58        11.37        92.53
8.50- 8.99%              126   20,296,903        6.44        8.716          541     161,087       78.30        10.50        94.83
9.00- 9.49%               43    5,564,784        1.77        9.213          539     129,414       78.37         8.87        90.78
9.50- 9.99%               35    4,555,039        1.45        9.705          530     130,144       74.30        22.68        95.68
10.00% & Above            25    2,575,099        0.82       10.924          542     103,004       65.13        27.60        96.37
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  1,519 $315,194,819      100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
                   Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
Credit Score         Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
740 & Above               65  $17,705,486        5.62%       5.760%         760    $272,392       83.42%        6.50%       81.03%
720-739                   36    9,006,915        2.86        6.277          729     250,192       87.88         8.61        87.40
700-719                   60   16,423,116        5.21        5.916          708     273,719       84.11         7.93        88.09
680-699                  100   24,779,053        7.86        6.409          690     247,791       86.15         3.08        83.89
660-679                  173   41,183,112       13.07        6.478          669     238,053       84.83         6.36        87.18
640-659                  148   32,253,557       10.23        6.734          650     217,929       84.44         5.18        89.37
620-639                  132   28,768,164        9.13        6.728          629     217,941       85.95        11.67        89.65
600-619                  113   21,932,994        6.96        7.027          610     194,097       83.01         8.00        96.37
580-599                   57    9,650,901        3.06        7.133          590     169,314       84.01        35.39       100.00
560-579                  149   27,566,482        8.75        7.463          569     185,010       79.21        11.81        96.47
540-559                  173   31,565,845       10.01        7.835          548     182,462       78.82        15.47        96.55
520-539                  198   34,953,131       11.09        8.101          530     176,531       77.62        14.74        99.74
500-519                  115   19,406,063        6.16        8.558          510     168,748       71.65         4.90        96.82
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  1,519 $315,194,819      100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


                           Distribution by Lien Status

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
                   Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
Lein Status          Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
First Liens            1,519  $315,194,819    100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  1,519  $315,194,819    100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============

                      Distribution by Original Combined LTV

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
   Original        Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
 Combined LTV        Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
40.00% & Below            17   $1,733,257        0.55%       7.558%         588    $101,956       29.65%       13.84%       91.36%
40.01 - 50.00%            17    2,983,237        0.95        7.796          551     175,485       45.91         0.00       100.00
50.01 - 60.00%            40    7,543,054        2.39        7.283          583     188,576       55.90         0.66        83.74
60.01 - 70.00%           134   26,019,895        8.26        7.422          572     194,178       67.17         5.23        96.23
70.01 - 80.00%           509  102,538,989       32.53        6.813          621     201,452       78.48         6.77        93.42
80.01 - 85.00%           377   73,853,896       23.43        7.243          601     195,899       84.59        15.31        82.30
85.01 - 90.00%           298   69,143,391       21.94        6.805          649     232,025       89.67        10.47        94.92
90.01 - 95.00%            85   21,145,032        6.71        7.140          659     248,765       94.80        18.53       100.00
95.01 - 100.00%           42   10,234,068        3.25        7.603          685     243,668      100.00         0.00       100.00
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  1,519 $315,194,819      100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============

                          Distribution by Documentation

                                               Pct. Of Pool                                       Weighted
                                                    By        Weighted     Weighted     Avg.      Avg. Orig.
                       Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full  Pct. Owner
   Documentation         Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc    Occupied
--------------------- ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- ---------
Stated Documentation      1,314  $281,667,255     89.36%       7.036%         624      $214,359     81.85%        0.00%       91.41%
Full Documentation          192    31,052,452      9.85        6.970          602       161,732     84.29       100.00        95.77
Limited Documentation        13     2,475,112      0.79        7.651          580       190,393     84.68         0.00        92.70
--------------------- ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- ---------
TOTAL                     1,519  $315,194,819    100.00%       7.035%         621      $207,502     82.11%        9.85%       91.85%
===================== ========== ============= ============= ============ =========== ========== ============= =========== =========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
                   Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
Loan Purpose         Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
Cashout Refinance        925  $188,664,199     59.86%       7.222%         599    $203,961       80.18%       11.19%       93.74%
Purchase                 508   112,749,731     35.77        6.693          658     221,948       85.31         6.51        88.99
Refinance                 86    13,780,889      4.37        7.260          622     160,243       82.33        18.81        89.28
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  1,519  $315,194,819    100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


                        Distribution by Occupancy Status

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
                   Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
Occupancy Status     Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
Owner Occupied         1,377  $289,499,342     91.85%       7.045%         617    $210,239       82.16%       10.27%      100.00%
Non-Owner
Occupied                 124    21,361,871      6.78        7.156          665     172,273       82.21         4.04         0.00
Second Home               18     4,333,606      1.37        5.728          678     240,756       78.16        10.38         0.00
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  1,519  $315,194,819    100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


                          Distribution by Property Type

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
   Property        Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
     Type            Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
Single Family          1,300  $263,844,081     83.71%       7.050%         617    $202,957       81.78%       10.18%       93.88%
2-4 Unit                 138    36,508,982     11.58        7.018          648     264,558       84.28         7.94        79.69
Condo                     81    14,841,756      4.71        6.798          642     183,232       82.61         8.80        85.54
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  1,519  $315,194,819    100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


                              Distribution by State

                                                 Pct. Of Pool                                   Weighted
                                                      By       Weighted   Weighted     Avg.     Avg. Orig.
                         Number Of   Principal    Principal   Avg. Gross Avg. Orig.  Principal  Combined     Pct. Full   Pct. Owner
     State                 Loans      Balance       Balance      Coupon     FICO      Balance      LTV        Loan Doc     Occupied
----------------------  ---------- ------------ ------------- ---------- ---------- ---------- ------------- ----------- -----------
California (Southern)         326   $81,748,783       25.94%      6.877%       624    $250,763      81.49%        5.88%       90.35%
California (Northern)         238    65,521,310       20.79       6.552        646     275,300      82.59         7.44        94.80
New York                       83    22,538,005        7.15       6.972        601     271,542      80.60         4.05        98.44
Florida                       108    16,125,586        5.12       7.489        586     149,311      82.08         8.65        89.29
Massachusetts                  52    13,657,495        4.33       7.167        617     262,644      79.84         3.93        80.46
Illinois                       64    11,440,248        3.63       7.399        624     178,754      80.93        13.87        96.06
Washington                     44     9,709,637        3.08       6.962        612     220,674      80.67         9.47        92.00
Colorado                       42     7,970,534        2.53       6.851        634     189,775      82.70        13.89        82.05
Texas                          57     6,455,482        2.05       8.242        590     113,254      78.51        12.26        93.93
Connecticut                    24     5,871,644        1.86       7.307        617     244,652      81.93        10.34       100.00
Nevada                         31     5,764,631        1.83       7.719        588     185,956      82.08        10.39        89.66
Others                        450    68,391,463       21.70       7.348        616     151,981      84.05        18.89        91.22
----------------------  ---------- ------------ ------------- ---------- ---------- ---------- ------------- ----------- -----------
TOTAL                       1,519  $315,194,819      100.00%      7.035%       621    $207,502      82.11%        9.85%       91.85%
======================  ========== ============ ============= ========== ========== ========== ============= =========== ===========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
                   Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
  Zip Codes          Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
06902                      7   $1,891,670        0.60%       7.031%         616    $270,239       79.26%        0.00%      100.00%
94591                      5    1,588,710        0.50        5.741          676     317,742       83.14        27.54       100.00
94602                      3    1,440,319        0.46        6.301          628     480,106       78.61         0.00       100.00
92688                      3    1,396,065        0.44        5.946          624     465,355       84.07        33.62        69.37
95758                      5    1,362,283        0.43        7.164          587     272,457       82.33        21.92       100.00
95687                      5    1,293,536        0.41        7.143          580     258,707       74.49         0.00       100.00
95023                      4    1,274,112        0.40        6.861          597     318,528       80.39         0.00       100.00
92691                      4    1,260,410        0.40        7.006          616     315,103       88.16         0.00       100.00
92881                      3    1,219,233        0.39        6.383          655     406,411       83.71         0.00       100.00
95111                      4    1,179,721        0.37        6.383          687     294,930       88.20         0.00       100.00
Others                 1,476  301,288,760       95.59        7.055          621     204,125       82.11         9.91        91.61
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  1,519 $315,194,819      100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============



                  Distribution by Remaining Months to Maturity

                                           Pct. Of Pool                                       Weighted
   Remaining                                    By        Weighted     Weighted     Avg.      Avg. Orig.
   Months To       Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
   Maturity          Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
241 - 360 Months       1,519  $315,194,819    100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  1,519  $315,194,819    100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


                        Distribution by Amortization Type

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
   Amortization    Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
       Type          Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
2/28 ARM               1,434  $289,208,734     91.76%       7.193%         614    $201,680       82.13%        9.26%       92.23%
1 MO LIBOR                49    17,986,811      5.71        4.719          722     367,078       81.13        17.83        85.80
3/27 ARM                  36     7,999,274      2.54        6.530          652     222,202       83.47        13.17        91.71
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  1,519  $315,194,819    100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


                          Distribution by Periodic Cap

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
   Periodic        Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
     Cap             Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
1.00                       4     $587,881        0.19%       6.833%         629    $146,970       86.73%       31.88%      100.00%
1.50                   1,466  296,620,127       94.11        7.175          615     202,333       82.16         9.32        92.20
3.00                      49   17,986,811        5.71        4.719          722     367,078       81.13        17.83        85.80
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  1,519 $315,194,819      100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
   Months To       Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
   Rate Reset        Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
1-12                      49   $17,986,811      5.71%       4.719%         722    $367,078       81.13%       17.83%       85.80%
13-24                  1,434   289,208,734     91.76        7.193          614     201,680       82.13         9.26        92.23
25-36                     36     7,999,274      2.54        6.530          652     222,202       83.47        13.17        91.71
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  1,519  $315,194,819    100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


                        Distribution by Life Maximum Rate

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
  Life Maximum     Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
     Rate            Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
12.99% & Below           182  $53,592,607       17.00%       5.374%         688    $294,465       81.13%       17.12%       91.54%
13.00-13.49%             190   45,439,483       14.42        6.225          654     239,155       81.99         7.48        93.52
13.50-13.99%             298   65,693,503       20.84        6.752          643     220,448       82.95         5.44        89.74
14.00-14.49%             196   41,106,520       13.04        7.236          607     209,727       83.06         6.53        90.61
14.50-14.99%             272   50,815,194       16.12        7.769          585     186,821       84.64         9.71        92.43
15.00-15.49%             153   25,625,575        8.13        8.221          569     167,487       82.58        11.37        92.53
15.50-15.99%             125   20,227,015        6.42        8.716          541     161,816       78.33        10.54        94.81
16.00% & Above           103   12,694,922        4.03        9.737          536     123,252       74.22        17.62        93.67
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  1,519 $315,194,819      100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


                             Distribution by Margin

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
                   Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
   Margin            Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
4.99% & Below             54   $19,228,928        6.10%       4.808%         720    $356,091       81.35%       16.68%       84.09%
5.00- 5.49%              375    79,246,311       25.14        6.848          628     211,324       83.10        10.66        92.85
5.50- 5.99%              829   173,799,515       55.14        7.089          621     209,650       83.39         6.54        91.28
6.00- 6.49%              173    29,389,347        9.32        7.866          571     169,881       77.38        15.55        93.95
6.50- 6.99%               76    12,449,262        3.95        8.655          549     163,806       71.77        24.88        99.71
7.00% & Above             12     1,081,454        0.34       10.362          566      90,121       65.51        34.11       100.00
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  1,519  $315,194,819      100.00%       7.035%         621    $207,502       82.11%        9.85%       91.85%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans

          Scheduled Principal Balance:                      $98,975,882
          Number of Mortgage Loans:                                 875
          Average Scheduled Principal Balance:                $113,1158
          Weighted Average Gross Coupon:                         7.188%
          Weighted Average Original FICO Score:                     652
          Weighted Average Original Combined LTV Ratio(1):       82.02%
          Weighted Average Stated Remaining Term (months):          317
          Weighted Average Seasoning (months):                        2

(1) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.



                    Distribution by Current Principal Balance

                                                 Pct. Of Pool                                   Weighted
                                                      By       Weighted   Weighted     Avg.     Avg. Orig.
 Current Principal       Number Of   Principal    Principal   Avg. Gross Avg. Orig.  Principal  Combined     Pct. Full   Pct. Owner
       Balance            Loans      Balance       Balance      Coupon     FICO      Balance      LTV        Loan Doc     Occupied
----------------------  ---------- ------------ ------------- ---------- ---------- ---------- ------------- ----------- -----------
$0 - $50,000                363    $12,535,671       12.67%       9.736%     654     $34,534       96.82%       61.72%      100.00%
$50,001 - $75,000           114      6,786,389        6.86        8.920      659      59,530       90.55        53.28        97.14
$75,001 - $100,000           71      6,233,304        6.30        7.984      649      87,793       87.66        56.30        97.44
$100,001 - $125,000          49      5,486,997        5.54        7.014      641     111,980       80.09        53.21        98.14
$125,001 - $150,000          46      6,275,766        6.34        6.783      644     136,430       79.13        60.93        95.64
$150,001 - $200,000          61     10,678,575       10.79        6.638      653     175,059       76.94        43.16        95.37
$200,001 - $250,000          52     11,823,549       11.95        6.580      647     227,376       78.38        41.96        98.17
$250,001 - $300,000          55     15,082,289       15.24        6.446      651     274,223       80.32        46.10        98.29
$300,001 - $350,000          26      8,462,600        8.55        6.285      644     325,485       78.01        53.81        92.13
$350,001 - $400,000          18      6,625,910        6.69        6.324      667     368,106       80.10        38.99       100.00
$400,001 & Above             20      8,984,832        9.08        6.350      659     449,242       73.09        39.80        88.61
----------------------  ---------- ------------ ------------- ---------- ---------- ---------- ------------- ----------- -----------
TOTAL                       875    $98,975,882     100.00%       7.188%      652    $113,115       82.02%       49.35%       96.58%
======================  ========== ============ ============= ========== ========== ========== ============= =========== ===========

                          Distribution by Current Rate

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
                   Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
  Current Rate       Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
5.99% & Below             64  $16,432,099       16.60%       5.737%         676    $256,752       75.39%       70.20%      100.00%
6.00- 6.49%               91   19,699,856       19.90        6.268          646     216,482       75.84        52.03        87.64
6.50- 6.99%              160   29,903,204       30.21        6.727          641     186,895       77.31        38.30        97.51
7.00- 7.49%               53    7,150,084        7.22        7.205          652     134,907       85.24        44.89        99.27
7.50- 7.99%               42    5,159,151        5.21        7.672          635     122,837       85.43        41.06        96.97
8.00- 8.49%               18    1,537,643        1.55        8.217          601      85,425       87.30        46.89       100.00
8.50- 8.99%               55    2,638,048        2.67        8.772          648      47,965       96.63        83.91       100.00
9.00- 9.49%               35    1,524,606        1.54        9.211          648      43,560       97.04        63.78       100.00
9.50- 9.99%              172    7,133,626        7.21        9.724          664      41,475       99.85        56.45       100.00
10.00% & Above           185    7,797,565        7.88       10.546          668      42,149       99.24        30.03       100.00
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                    875  $98,975,882      100.00%       7.188%         652    $113,115       82.02%       49.35%       96.58%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
                   Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
  Credit Score       Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
740 & Above               23   $3,506,119        3.54%       6.802%         765    $152,440       76.52%       26.24%       95.40%
720-739                   39    4,795,347        4.84        7.177          727     122,958       81.33        54.11        94.60
700-719                   55    6,746,457        6.82        7.136          708     122,663       80.47        34.67        97.39
680-699                   95   10,769,266       10.88        7.284          690     113,361       85.28        37.45        96.82
660-679                  161   17,287,503       17.47        7.361          669     107,376       82.39        38.41        93.60
640-659                  182   17,386,091       17.57        7.334          650      95,528       83.70        45.78        98.75
620-639                  120   14,268,021       14.42        6.979          629     118,900       82.96        60.34        99.46
600-619                   88   10,610,889       10.72        7.131          609     120,578       82.10        63.19        95.78
580-599                   68    6,519,179        6.59        7.199          589      95,870       81.02        73.06        94.72
560-579                   24    3,662,943        3.70        7.044          570     152,623       73.24        57.43       100.00
540-559                   18    3,280,741        3.31        6.895          555     182,263       77.99        61.94        92.13
520-539                    2      143,328        0.14        8.560          529      71,664       83.02       100.00       100.00
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                    875  $98,975,882      100.00%       7.188%         652    $113,115       82.02%       49.35%       96.58%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


                           Distribution by Lien Status

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
                   Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
  Lien Status        Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
First Liens              435  $80,790,554      81.63%       6.572%         649    $185,725       78.11%       49.25%       95.81%
Second Liens             440  18,185,329       18.37        9.924          665      41,330       99.38        49.77       100.00
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                    875  $98,975,882     100.00%       7.188%         652    $113,115       82.02%       49.35%       96.58%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


                      Distribution by Original Combined LTV

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
    Original       Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
  Combined LTV       Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
40.00% & Below             8  $1,027,270        1.04%       6.642%         637    $128,409       34.23%       34.93%      100.00%
40.01 - 50.00%            18   2,710,608        2.74        6.158          683     150,589       45.62        35.72        91.49
50.01 - 60.00%            22   3,401,688        3.44        6.366          667     154,622       55.50        33.95        92.69
60.01 - 70.00%            54  12,534,360       12.66        6.346          643     232,118       65.57        34.85        97.44
70.01 - 80.00%           134  22,386,854       22.62        6.564          648     167,066       77.43        48.68        92.81
80.01 - 85.00%            74  14,593,997       14.75        6.457          645     197,216       83.82        59.93        93.31
85.01 - 90.00%           106  20,219,378       20.43        6.755          649     190,749       89.30        49.34       100.00
90.01 - 95.00%            29   4,281,995        4.33        7.604          648     147,655       94.70        82.77       100.00
95.01 - 100.00%          430  17,819,733       18.00        9.899          665      41,441       99.94        49.54       100.00
----------------  ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                    875 $98,975,882      100.00%       7.188%         652    $113,115       82.02%       49.35%       96.58%
================  ========== ============= ============= ============ =========== ========== ============= =========== =============


                          Distribution by Documentation

                                                Pct. Of Pool                                       Weighted
                                                     By        Weighted     Weighted     Avg.      Avg. Orig.
                        Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined    Pct. Full  Pct. Owner
  Documentation           Loans      Balance       Balance       Coupon       FICO      Balance       LTV      Loan Doc     Occupied
----------------------  ---------- ------------ ------------- ----------- ----------- ---------- ------------ ----------- ----------
Full Documentation           486    $48,842,143      49.35%      7.062%        642     $100,498      83.84%     100.00%      98.04%
Stated Documentation         363     47,734,243      48.23       7.295         661      131,499      79.72        0.00       94.91
Limited Documentation         26      2,399,496       2.42       7.635         664       92,288      90.82        0.00      100.00
----------------------  ---------- ------------ ------------- ----------- ----------- ---------- ------------ ----------- ----------
TOTAL                        875    $98,975,882     100.00%      7.188%        652     $113,115      82.02%      49.35%      96.58%
======================  ========== ============ ============= =========== =========== ========== ============ =========== ==========

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
                   Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
  Loan Purpose       Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------- ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
Cashout Refinance      441    $67,861,595        68.56%        6.729%       645    $153,881       78.40%       53.42%       96.76%
Purchase               388     24,545,960         24.80        8.608        668      63,263       93.34        41.35        98.09
Refinance               46      6,568,327          6.64        6.618        658     142,790       77.10        37.21        89.04
----------------- ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                  875    $98,975,882        100.00%       7.188%       652    $113,115       82.02%       49.35%       96.58%
================= ========== ============= ============= ============ =========== ========== ============= =========== =============

                        Distribution by Occupancy Status

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
                   Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
Occupancy Status     Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------- ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
Owner Occupied           858  $95,588,576      96.58%       7.214%         651    $111,409       82.34%       50.09%      100.00%
Non-Owner
 Occupied                 17   3,387,307        3.42        6.450          657     199,253       72.97        28.31         0.00
----------------- ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                    875  $98,975,882     100.00%       7.188%         652    $113,115       82.02%       49.35%       96.58%
================= ========== ============= ============= ============ =========== ========== ============= =========== =============

                          Distribution by Property Type

                                           Pct. Of Pool                                       Weighted
                                                By        Weighted     Weighted     Avg.      Avg. Orig.
    Property       Number Of   Principal    Principal    Avg. Gross   Avg. Orig.  Principal   Combined     Pct. Full   Pct. Owner
      Type           Loans      Balance       Balance       Coupon       FICO      Balance       LTV        Loan Doc     Occupied
----------------- ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
Single Family            756  $83,400,396       84.26%       7.169%         648    $110,318       81.93%       51.56%       97.54%
2-4 Unit                  62   11,544,313       11.66        6.987          677     186,199       79.82        32.00        88.44
Condo                     57    4,031,174        4.07        8.152          644      70,722       90.11        53.29       100.00
----------------- ---------- ------------- ------------- ------------ ----------- ---------- ------------- ----------- -------------
TOTAL                    875  $98,975,882      100.00%       7.188%         652    $113,115       82.02%       49.35%       96.58%
================= ========== ============= ============= ============ =========== ========== ============= =========== =============

                              Distribution by State


                                                 Pct. Of Pool                                   Weighted
                                                      By       Weighted   Weighted     Avg.     Avg. Orig.
                         Number Of   Principal    Principal   Avg. Gross Avg. Orig.  Principal  Combined     Pct. Full   Pct. Owner
     State                 Loans      Balance       Balance      Coupon     FICO      Balance      LTV        Loan Doc     Occupied
----------------------  ---------- ------------ ------------- ---------- ---------- ---------- ------------- ----------- -----------
California (Southern)         168  $26,070,298      26.34%       6.812%         654    $155,180       79.85%       48.77%   97.39%
New York                       66  15,797,658       15.96        6.495          651     239,358       76.39        43.88   100.00
California (Northern)          99  13,178,617       13.31        7.325          668     133,117       81.85        41.89    92.38
Florida                        65   6,588,444        6.66        7.133          630     101,361       84.17        55.27   100.00
Hawaii                         21   4,529,458        4.58        6.759          657     215,688       76.43        27.23    86.78
Washington                     57   4,295,113        4.34        7.802          657      75,353       88.23        63.96    91.30
Texas                          60   4,292,881        4.34        7.425          632      71,548       81.61        65.08   100.00
Connecticut                    12   2,207,095        2.23        6.763          642     183,925       82.61        46.30   100.00
Massachusetts                  14   2,076,253        2.10        7.488          661     148,304       76.91        22.43    95.98
Oregon                         36   1,890,101        1.91        8.048          663      52,503       90.54        45.39    81.48
Ohio                           15   1,875,350        1.89        6.988          627     125,023       80.69        65.59   100.00
Others                        262  16,174,614       16.34        8.218          648      61,735       90.03        59.87    98.17
----------------------  ---------- ------------ ------------- ---------- ---------- ---------- ------------- ----------- -----------
TOTAL                         875  $98,975,882     100.00%       7.188%         652    $113,115       82.02%       49.35%   96.58%
======================  ========== ============ ============= ========== ========== ========== ============= =========== ===========

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                     Pct. Of      Weighted     Weighted Avg.           Weighted
                                     Pool By        Avg.         Avg.         Avg.       Orig.         Pct.       Pct.
             Number     Principal   Principal      Gross         Orig.     Principal   Combined        Full       Owner
 Zip Codes   Of Loans    Balance     Balance       Coupon        FICO      Balance       LTV         Loan Doc    Occupied
---------- ---------- ------------ ------------ ------------ ----------- ----------- ------------- ------------ -----------
 115633          4     $1,067,465        1.08%       5.883%         640    $266,866        70.07%       83.55%      100.00%
 967066          7      1,040,132        1.05        6.937          650     148,590        89.47        41.90       100.00
 939055          4        943,799        0.95        6.722          623     235,950        84.85         0.00        72.64
 967344          2        848,336        0.86        6.432          673     424,168        52.16         0.00       100.00
 923777          4        784,643        0.79        6.406          580     196,161        79.32        73.22       100.00
 945477          2        753,066        0.76        5.942          712     376,533        74.60        47.05       100.00
 117177          3        746,448        0.75        6.680          633     248,816        88.36        32.36       100.00
 921177          2        721,899        0.73        6.581          568     360,950        78.04        52.30        52.30
 913311          4        712,657        0.72        6.410          668     178,164        79.52         7.98       100.00
 930333          2        687,927        0.70        6.848          579     343,964        85.94         0.00       100.00
 Others        841     90,669,508       91.61        7.253          653     107,812        82.38        50.63        96.93
---------- ---------- ------------ ------------ ------------ ----------- ----------- ------------- ------------ -----------
 TOTAL         875    $98,975,882      100.00%       7.188%         652    $113,115        82.02%       49.35%       96.58%
========== ========== ============ ============ ============ =========== =========== ============= ============ ===========


                  Distribution by Remaining Months to Maturity

                                                 Pct. Of Pool                                   Weighted
   Remaining                                          By       Weighted   Weighted     Avg.     Avg. Orig.
   Months To             Number Of   Principal    Principal   Avg. Gross Avg. Orig.  Principal  Combined     Pct. Full   Pct. Owner
   Security                Loans      Balance       Balance      Coupon     FICO      Balance      LTV        Loan Doc     Occupied
----------------------  ---------- ------------ ------------- ---------- ---------- ---------- ------------- ----------- -----------
0 - 180 Months                 94   $9,010,458        9.10%       6.998%       643     $95,856       76.61%       50.96%      96.90%
181 - 240 Months              425   19,643,016       19.85        9.405        661      46,219       95.44        49.56      100.00
241 - 360 Months              356   70,322,408       71.05        6.593        650     197,535       78.97        49.08       95.58
----------------------  ---------- ------------ ------------- ---------- ---------- ---------- ------------- ----------- -----------
TOTAL                         875  $98,975,882     100.00%       7.188%        652    $113,115       82.02%       49.35%      96.58%
======================  ========== ============ ============= ========== ========== ========== ============= =========== ===========

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.